                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-25918                  13-3672716
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

/ /   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

/X/   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/ /   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

/ /   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

MERGER AGREEMENT

            On June 28, 2007, Everlast Worldwide Inc., a Delaware corporation
(the "Company"), entered into an Agreement and Plan of Merger (the "Merger
Agreement") with Brands Holdings Limited, a private company limited by shares incorporated in England and Wales ("Parent") and EWI Acquisition, Inc., a
Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub").
Parent is a subsidiary of Sports Direct International plc, a publicly traded company on the London Stock Exchange.

            Pursuant to the Merger Agreement, each issued and outstanding share of common stock, $.002 par value (the "Common Stock"), of the Company will be converted into the right to receive $30.00 per share in cash. As part of the
Merger Agreement, Merger Sub will merge with and into the Company with the
Company being the surviving corporation in the merger. As a result of the merger, the Company will cease to be a publicly traded company.

            Concurrent with the execution of the Merger Agreement, the Company terminated the Prior Merger Agreement (as defined below). See Item 1.02 below.
The Board of Directors of the Company approved the termination of the Prior
Merger Agreement and the entry into the Merger Agreement.

            The Merger Agreement and related transactions are subject to the approval of the Company's stockholders, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements
Act of 1976, as amended, and certain other customary closing conditions. The merger and related transactions are expected to be completed during the second half of 2007.

            The Company has made customary representations, warranties and covenants in the Merger Agreement. The Merger Agreement contains a "no shop"
restriction on the Company's ability to solicit third party proposals, provide information and engage in discussions and negotiations with third parties. The no shop provision is subject to a "fiduciary out" provision that allows the
Company to provide information and participate in discussions and negotiations with respect to written third party acquisition proposals submitted after the date of the Merger Agreement that the Board of Directors believes in good faith to be bona fide and determines in good faith, after consultation with its financial advisors and outside counsel, constitutes or could reasonably be expected to result in a "superior proposal," as defined in the Merger Agreement.

            The Company may terminate the Merger Agreement under certain circumstances, including if its Board of Directors determines in good faith that it has received a superior proposal and that failure to terminate the Merger
Agreement could violate its fiduciary duties, and otherwise complies with certain terms of the Merger Agreement. In connection with such termination, the
Company must pay a fee of $5.1 million to Parent. Under other circumstances upon termination of the Merger Agreement, the Company must reimburse Parent for its expenses of up to $1.7 million.

            The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger
Agreement. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The
Merger Agreement contains representations and warranties that the parties to the
Merger Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules.

            In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES
AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission's web
site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company,
Attention: Angelo V. Giusti, Secretary, Everlast Worldwide Inc., 1350 Broadway,
Suite 2300, New York, New York 10018, Telephone: (212) 239-0990.

            The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements and Annual
Reports on Form 10-K, previously filed with the Securities and Exchange
Commission, and in the proxy statement relating to the transaction when it becomes available.

GUARANTEE OF SPORTS DIRECT INTERNATIONAL PLC

            In connection with the Merger Agreement, Sports Direct International plc has agreed to guarantee Parent's obligations under the Merger Agreement in full (the "Guarantee").

            The foregoing description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the Guarantee which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

VOTING AGREEMENT

            Also in connection with the Merger Agreement, The Estate of George Q
Horowitz (the "Estate") has entered into a Voting Agreement, dated as of June
28, 2007, by and among Parent, Merger Sub and the Company (the "Voting
Agreement"). Pursuant to the Voting Agreement, the Estate has agreed to vote its

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shares in favor of the Merger Agreement, subject to certain conditions. The voting agreement that the Estate previously entered into with Hidary Group
Acquisitions, LLC and Hidary Group Acquisitions, Inc. terminated as to the
Estate upon termination of the Prior Merger Agreement.

            The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting
Agreement which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            Concurrent with the execution of the Merger Agreement, the Company terminated the Agreement and Plan of Merger, dated as of June 1, 2007 (the
"Prior Merger Agreement"), among Hidary Group Acquisitions, LLC, Hidary Group
Acquisitions, Inc. and the Company, in accordance with its terms. Prior to the termination of the Prior Merger Agreement and pursuant to the terms thereof, the
Company paid to Hidary Group Acquisitions, LLC a termination fee of $3 million.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

EXHIBIT NUMBER    DESCRIPTION

2.1               Agreement and Plan of Merger, dated as of June 28, 2007,
                  among Brands Holdings Limited, EWI Acquisition, Inc. and
                  Everlast Worldwide Inc.*

99.1              Guarantee of Sports Direct International plc, dated June
                  28, 2007, in favor of Everlast Worldwide Inc.

99.2              Voting Agreement, dated as of June 28, 2007, by and
                  among Brands Holdings Limited, EWI Acquisition, Inc. and
                  The Estate of George Q Horowitz

* Schedules and exhibits  omitted  pursuant to Item 601(b)(2) of Regulation S-K.
The Company agrees to furnish  supplementally  a copy of any omitted schedule to the SEC upon request.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.
                                              (Registrant)

Date: June 29, 2007
                                       By: /s/ Gary J. Dailey
                                           -------------------------------------
                                       Name:  Gary J. Dailey
                                       Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Exhibits
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2.1               Agreement and Plan of Merger, dated as of June 28, 2007, among
                  Brands Holdings Limited, EWI Acquisition, Inc. and Everlast
                  Worldwide Inc.*

99.1              Guarantee of Sports Direct International plc, dated June 28,
                  2007, in favor of Everlast Worldwide Inc.

99.2              Voting Agreement, dated as of June 28, 2007, by and among
                  Brands Holdings Limited, EWI Acquisition, Inc. and The Estate
                  of George Q Horowitz

* Schedules and exhibits  omitted  pursuant to Item 601(b)(2) of Regulation S-K.
The Company agrees to furnish  supplementally  a copy of any omitted schedule to the SEC upon request.

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